Exhibit 10.2

DIREXION SHARES ETF TRUST II

PARTICIPANT AGREEMENT

This Participant Agreement (the “Agreement”), dated as of                      2013, is entered into by and among                      (the “Authorized Participant”), Direxion Shares ETF Trust II a Delaware statutory trust (the “Trust”) organized into separate series as set forth on Schedule A attached hereto (each a “Fund” and collectively, the “Funds”), and Direxion Asset Management, LLC, a New York limited liability company, as sponsor of the Trust (the “Sponsor”).

SUMMARY

As provided in the Trust Agreement of the Trust (the “Trust Agreement,”) as currently in effect and described in the Prospectus (defined below), units of fractional undivided beneficial interest in and ownership of each Fund (the “Shares”) may be created or redeemed in aggregations of fifty thousand (50,000) Shares or such greater or lessor number as the Sponsor may determine from time to time for each Fund (each aggregation, a “Basket”). Baskets are offered only pursuant to the registration statement of the Trust on Form S-1, as amended (Registration No.: 333-168227) as declared effective by the Securities and Exchange Commission (“SEC”) and as the same may be amended from time to time thereafter or any successor registration statement in respect of Shares of the Trust (the “Registration Statement,”) together with the prospectus of the Trust in the form filed with the SEC under Rule 424(b) under the Securities Act of 1933, as amended (the “1933 Act”), after the effectiveness of the Registration Statement (the “Prospectus”), and as supplemented from time to time. Under the Trust Agreement, the Sponsor is authorized to issue Baskets to, and redeem Baskets from, Authorized Participants, through the facilities of The Depository Trust Company (“DTC” or the “Depository”), or a successor depository, and in exchange for cash. This Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem Baskets.

Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the applicable Trust Agreement. To the extent there is a conflict between any provision of this Agreement and the provisions of a Trust Agreement, the provisions of the applicable Trust Agreement shall control. To the extent there is a conflict between any provision of this Agreement and the provisions of the Prospectus, the Prospectus shall control.

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

Section 1. Order Placement. To place orders to create or redeem one or more Baskets, Authorized Participants must follow the procedures for creation and redemption referred to in Section 3 of this Agreement and the procedures described in the Authorized Participant Handbook (the “AP Handbook”), as each may be amended, modified or supplemented from time to time. The procedures in Section 3 of this Agreement and the procedures in the AP Handbook are collectively referred to as the “Procedures.” The Sponsor has delegated certain of its obligations hereunder to the Trust’s distributor, currently Foreside

Fund Services, LLC (the “Distributor”). The Distributor shall receive Creation/Redemption Order Forms (as hereinafter defined) on behalf of the Trust. The Distributor shall also review each Creation/Redemption Order Form for completeness, accuracy and compliance with Sections 3 and 16, and the Procedures and shall have the authorization to accept or reject such Creation/Redemption Order Forms as provided herein. Further, the Distributor shall make all deliveries provided for in Section 12(c) hereof.

Section 2. Status of Authorized Participant. The Authorized Participant represents and warrants and covenants the following:

(a) The Authorized Participant is a participant of DTC (as such a participant, a “DTC Participant”). If the Authorized Participant ceases to be a DTC Participant, the Authorized Participant shall give immediate notice to the Distributor and the Sponsor of such event, and this Agreement shall terminate immediately as of the date the Authorized Participant ceased to be a DTC Participant.

(b) Unless Section 2(d) applies, the Authorized Participant either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of FINRA, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. The Authorized Participant shall maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Agreement. The Authorized Participant shall comply with all applicable United States federal laws, including without limitation, the prospectus delivery requirements of Section 5 of the 1933 Act and all applicable rules of the SEC, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the Constitution, By-Laws and Conduct Rules of FINRA, if it is a FINRA member, and shall not offer or sell Shares directly or indirectly in any state or jurisdiction where they may not lawfully be offered and/or sold.

(c) The Authorized Participant understands and acknowledges that the proposed method by which Baskets will be created and traded may raise certain issues under applicable securities laws. The Authorized Participant understands and acknowledges that, for example, because new Shares can be created and issued on an ongoing basis, at any point during the life of a Trust, a “distribution,” as such term is used in the 1933 Act, may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution in a manner that would render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933 Act. The Authorized Participant should review the “Plan of Distribution” section of the Prospectus and consult with its own counsel in connection with entering into this Agreement and submitting an order for the creation of Basket(s) on a Creation/Redemption Order Form. In addition to satisfying the prospectus delivery and disclosure requirements of the 1933 Act, the Authorized Participant and any other participant in the distribution of the Shares purchased by the Authorized Participant also has the obligation to comply with the disclosure delivery requirements under the CEA. To the extent the Authorized Participant has distributed a preliminary Prospectus to prospective investors, if the Authorized Participant has been notified by the Sponsor of material changes made to that document as compared to the final Prospectus, the Authorized Participant shall give notice to any prospective investor who received the preliminary Prospectus of such material change prior to consummating a sale.

(d) If the Authorized Participant is offering or selling Shares in jurisdictions outside the several states, territories and possessions of the United States, the Authorized Participant shall (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the 1933 Act and the Commodity Exchange Act (“CEA”), and the regulations promulgated thereunder, and (iii) if the Authorized Participant is not otherwise required to be registered, qualified, or a member of FINRA as set forth in Section 2(b) above, it shall conduct its business in accordance with the spirit of the FINRA Conduct Rules.

(e) The Authorized Participant further represents that its anti-money laundering program (“AML Program”) is maintained consistent with all applicable federal laws, rules and regulations, including the USA Patriot Act and rules promulgated by the SEC, and that its AML Program, at a minimum, (i) designates a compliance officer to administer and oversee the AML Program, (ii) provides ongoing employee training, (iii) includes an independent audit function to test the effectiveness of the AML Program, (iv) establishes internal policies, procedures, and controls that are tailored to its particular business, (v) includes a customer identification program consistent with the rules under Section 326 of the USA Patriot Act, (vi) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (vii) provides for screening all new and existing customers against reports and suspicious activity reports, (viii) provides for screening all new and existing customers against the Office of Foreign Asset Control list and any other government list that is or becomes required under the USA Patriot Act, and (ix) allows for appropriate regulators to examine its anti-money laundering books and records. The Distributor shall verify the identity of each Authorized Person (as hereinafter defined) of the Authorized Participant and maintain identification verification and transactional records of the Authorized Persons in accordance with the requirements of applicable laws and regulations.

Section 3. Orders. (a) All orders to create or redeem Baskets shall be made in accordance with the terms of the Trust Agreement, this Agreement and the AP Handbook. Each party shall comply with such foregoing terms and procedures to the extent applicable to it. The Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Procedures. The Sponsor may issue additional or other procedures from time to time relating to the manner of creating or redeeming Baskets which are not related to the Procedures, and the Authorized Participant shall comply with such procedures of which it has been notified in accordance with this Agreement.

(b) The Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create or redeem a Basket (a “Creation/Redemption Order Form” or an “Order”) may not be revoked by the Authorized Participant after its delivery to and acceptance by the Distributor. A form of Creation/Redemption Order Form is attached hereto as Exhibit B.

(c) The Sponsor and the Distributor shall each have the absolute right, but shall have no obligation, to reject any Creation/Redemption Order Form or Creation Basket Capital Contribution (i) determined by the Sponsor or Distributor not to be in proper form; (ii) the acceptance or receipt of which could, in the opinion of counsel to the Sponsor, be unlawful; or (iii) if circumstances outside the control of the Distributor or the Sponsor, as applicable, make it, for all practical purposes, not feasible to process Creation Baskets; or (iv) if the Sponsor believes that acceprance would have adverse tax consequences to the Fund or its shareholders. The Distributor shall reject a Creation/Redemption Order Form or Creation Basket Capital Contribution if it has been advised in writing by the Sponsor that it believes that such order would have adverse tax consequences to the Trust, any Fund, or its shareholders. Neither the Sponsor nor the Distributor shall be liable to any person by reason of the rejection of any Creation/Redemption Order Form or Creation Basket Capital Contribution.

(d) The Sponsor or Distributor shall reject any Redemption Order (i) the fulfillment of which counsel to the Sponsor advises might be unlawful under applicable laws and regulations; or (ii) if the Sponsor believes that acceptance would have adverse consequences to the Fund or its shareholders. Neither the Sponsor nor the Distributor shall have liability to any person for rejecting a Redemption Order in such circumstances.

(e) The Sponsor may, in its discretion, suspend the right of redemption, or postpone the applicable Redemption Settlement Time, (i) for any period during which the NYSE Arca, Inc. or any exchange on which a Funds’s assets are regularly traded is closed other than for customary weekend or holiday closings, or trading is suspended or restricted; (ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of a Fund’s assets is not reasonably practicable; or (iii) for such other period as the Sponsor determines to be necessary for the protection of the Beneficial Owners. The Sponsor shall promptly notify the Distributor of any action taken pursuant to this Section 3(e). The Sponsor and the Distributor shall not liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Section 4. Fees. In connection with each Order by an Authorized Participant to create or redeem one or more Baskets, the Authorized Participant agrees to pay the Transaction Fee prescribed in the Trust Agreement and/or the Prospectus (as applicable) with respect to such creation or redemption. The Transaction Fee may be adjusted from time to time as set forth in the Prospectus. As described in the Procedures, the Authorized Participant agrees to pay an additional processing charge if the Authorized Participant fails timely to deliver the Creation Basket Capital Contribution or the Baskets, as the case may be.

Section 5. Authorized Persons. Concurrently with the execution of this Agreement and from time to time thereafter, the Authorized Participant shall deliver to the Trust’s transfer agent, Distributor and the Sponsor, notarized and duly certified as appropriate by its secretary or other duly authorized person, a certificate in the form of Exhibit A setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Participant (each, an “Authorized Person”). The Trust’s transfer agent, Distributor and the Sponsor may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Trust’s transfer agent, Distributor and the Sponsor receive a superseding certificate bearing a subsequent date. Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Trust’s transfer agent, Distributor and the Sponsor and such notice shall be effective upon receipt by the Trust’s transfer agent, Distributor and the Sponsor. The Trust’s transfer agent shall issue to each Authorized Person a unique personal identification number (the “PIN Number”) by which such Authorized Person shall be identified and by which instructions issued by the Authorized Participant to the Trust’s transfer agent hereunder shall be authenticated. The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person and the Trust’s transfer agent. If, after issuance, the Authorized Person’s PIN Number is changed, the new PIN Number shall become effective on a date mutually agreed upon by the Authorized Participant and the Trust’s transfer agent. If for some reason, the Authorized Participant’s PIN Number is compromised, the Authorized Participant shall contact the Trust’s transfer agent immediately in order for a new one to be issued.

Section 6. Redemption. The Authorized Participant represents and warrants that it shall not obtain an Order Number (as described in the AP Handbook) from the Distributor for the purpose of redeeming a Basket unless it first ascertains that (i) it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the Baskets to be redeemed and to receive the entire proceeds of the redemption, and (ii) such Baskets have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which would preclude the delivery of such Baskets to the Distributor on the Business Day following the Redemption Order Date.

Section 7. Role of Authorized Participant. (a) The Authorized Participant acknowledges that, for all purposes of this Agreement and the Trust Agreement, the Authorized Participant is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the Trust, the Distributor or the Sponsor in any matter or in any respect.

(b) The Authorized Participant will make itself and its employees available, upon request, during normal business hours to consult with the Distributor and/or the Sponsor or their designees concerning the performance of the Authorized Participant’s responsibilities under this Agreement.

(c) With respect to any creation or redemption transaction made by the Authorized Participant pursuant to this Agreement for the benefit of any customer or any other DTC Participant or Indirect Participant, or any other Beneficial Owner, the Authorized Participant shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Trust Agreement.

(d) Upon reasonable request by the Distributor or the Sponsor, the Authorized Participant will, subject to any limitations arising under federal or state securities laws relating to privacy or other obligations it may have to its customers, provide the Distributor or the Sponsor written notice indicating the number of Shares that the Authorized Participant may hold as record holder and the number of such Shares that it holds for the benefit of other broker-dealers that clear and settle transactions in Shares through the Authorized Participant, in each case as of the date of such request, with respect to the Trusts. Upon reasonable request of the Sponsor, except it prohibited by applicable law and subject to any privacy obligations or other obligations arising under federal or state securities laws it may have to its customers, the Authorized Participant will furnish the Sponsor with the names and addresses of the purchasers of such Creation Baskets and the number of Creation Baskets purchased if and to the extent that the Sponsor has been requested to provide such information to the Commodities Futures Trading Commission, Securities Exchange Commission, FINRA, or Internal Revenue Service (“Fund Regulators”). All such information provided by the Authorized Participant shall be confidential and shall not be used for any purpose other than to satisfy requests of Fund Regulators. In addition, the Authorized Participant agrees, upon request of the Distributor or the Sponsor, and subject to applicable laws, rules and regulations, to transmit to its account holders who are Beneficial Owners of Shares, such written materials received from the Distributor or the Sponsor (including notices, annual reports, disclosure or other informational or tax materials and any amendments or supplements thereto and other communications) as may be required to be transmitted to Beneficial Owners pursuant to the Trust Agreement or applicable law, provided that the expenses associated with such transmissions shall be borne by the Sponsor in accordance with usual custom and practice in respect of such communications.

(e) The Authorized Participant agrees that, in connection with any sales of the Shares, it will not charge a commission to its customers in excess of one percent (1%) of the total amount of the sale.

Section 8. Indemnification.

(a) The Authorized Participant hereby indemnifies and holds harmless the Trust, the Sponsor, the Distributor, and the Custodian and their respective direct or indirect affiliates (as defined below) and their respective directors, trustees, Sponsors, partners, members, managers, officers, employees and agents (each, an “AP Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including attorneys’ fees and the reasonable costs of investigation) incurred by such AP Indemnified Party as a result of or in connection with: (i) any breach by the Authorized Participant of any provisions of this Agreement, including its representations, warranties and covenants; (ii) any failure on the part of the Authorized Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Authorized Participant to comply with applicable laws and the rules and regulations of self-regulatory organizations; (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued in accordance with the Procedures believed by the AP Indemnified Party to be genuine and to have been given by the Authorized Participant; or (v) (A) any representation by the Authorized Participant, its employees or its agents or other representatives about the Shares, any AP Indemnified Party or the Trust that is not consistent with the Trust’s then-current Prospectus made in connection with the offer or the solicitation of an offer to buy or sell Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any research reports, marketing material and sales literature described in Section 12(b) hereof or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the Shares, any AP Indemnified Party or the Trust, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the Sponsor or is based upon any omission or alleged omission by the Sponsor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.

(b) The Sponsor hereby agrees to indemnify and hold harmless the Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each, a “Sponsor Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including attorneys’ fees and the reasonable cost of investigation) incurred by such Sponsor Indemnified Party as a result of (i) any breach by the Sponsor of any provision of this Agreement that relates to the Sponsor; (ii) any failure on the part of the Sponsor to perform any obligation of the Sponsor set forth in this Agreement; (iii) any failure by the Sponsor to comply with applicable laws; or (iv) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally declared effective by the SEC or in any amendment thereof, or in any Prospectus, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the Registration Statement or the Prospectus based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the Registration Statement or the Prospectus.

(c) This Section 8 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result of or in connection with any gross negligence, bad faith or willful misconduct on the part of the AP Indemnified Party or the Sponsor Indemnified Party, as the case may be. The term “affiliate” in this Section 8 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

(d) The indemnity agreements contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the Authorized Participant, its partners, stockholders, members, directors, officers, employees or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls the Authorized Participant within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Sponsor, its partners, stockholders, members, managers, directors, officers, employees or any person who controls the Sponsor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and shall survive any termination of this Agreement. The Sponsor, the Trust, Sponsor Indemnified Party, and the Authorized Participant agree promptly to notify each other of the commencement of any Proceeding against it or any AP Indemnified Party or Sponsor Indemnified Party, as the case may be, and, in the case of the Sponsor, against any of the Sponsor’s officers or directors, in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

Section 9. (a) Limitation of Liability. In the absence of gross negligence, bad faith or willful misconduct, none of the Sponsor, the Trust, the Distributor or the Authorized Participant

shall be liable to each other or to any other person, including any party claiming by, through or on behalf of the Authorized Participant, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by each other or any other person or out of any interruption or delay in the electronic means of communications used by them. In addition, any references to the Distributor or the Custodian herein shall not be deemed to imply, nor have such parties agreed, to undertake any obligations under this Agreement nor made any representations or warranties under this Agreement and none of such parties shall be required to advance, expend or risk its own funds or otherwise incur, become exposed to or be responsible for any loss, liability, damages, costs or expenses hereunder or in connection herewith regardless of form of action or legal theory including, without limitation, any type of special, indirect or consequential loss or damage of any kind whatsoever.

(b) Trust Liability. It is expressly acknowledged and agreed that (i) the obligations of the Trust hereunder shall not be binding upon any shareholder, Trustee, officer, employee or agent of the Trust or the Sponsor, personally, and (ii) the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to the Trust shall be enforceable against the assets of the Trust only, and not against the assets of any other trust, and none of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to any other trust shall be enforceable against the assets of the Trust. This Agreement has been duly authorized, executed and delivered by the Trust.

(c) Fund Liability. The Authorized Participant agrees and consents (the “Consent”) to look solely to the assets (the “Fund Assets”) of a Fund and to the Sponsor and its assets for payment in respect of any claim against or obligation of that Fund. The Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of the Fund, including, without limitation, funds delivered to the Trust for the purchase of Shares in the Fund. In furtherance of the Consent, the Authorized Participant agrees that (i) any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) of the Fund incurred, contracted for or otherwise existing and (ii) the Shares shall be subject to the following limitations:

1. (i) except as set forth below, the Claims and Shares (collectively, the “Subordinated Claims and Shares”) shall be expressly subordinate and junior in right of payment to any and all other claims against and Shares in the Trust and any series thereof, pursuant to any contract; provided, however, that the Authorized Participant’s Claims (if any) against and Shares shall not be considered Subordinated Claims and Shares with respect to enforcement against and distribution and repayment from the Fund, the Fund Assets and the Sponsor and its assets; and provided further that (1) the Authorized Participant’s valid Claims, if any, against the Fund shall be pari passu and equal in right of repayment and distribution with all other valid Claims against the Fund and (2) the Authorized Participant’s Shares shall be pari passu and equal in right of repayment and distribution with all other Shares in the Fund; and (ii) the Authorized Participant will not take, demand, or receive from any series or the Trust or any of their respective assets (other than the Fund, the Fund Assets and the Sponsor and its assets) any payment for the Subordinated Claims and Shares;

2. The Claims and Shares of the Authorized Participant shall only be asserted and enforceable against the Fund, the Fund Assets and the Sponsor and its assets and such Claims and Shares shall not be asserted or enforceable for any reason whatsoever against any other series, the Trust generally or any of their respective assets;

3. If the Claims of the Authorized Participant against the Fund or the Trust are secured in whole or in part, the Authorized Participant hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any series (other than the Fund), as the case may be;

4. In furtherance of the foregoing, if and to the extent that the Authorized Participant receives monies in connection with the Subordinated Claims and Shares from a series or the Trust (or their respective assets), other than the Fund, the Fund Assets and the Sponsor and its assets, the Authorized Participant shall be deemed to hold such monies in trust and shall promptly remit such monies to the series or the Trust that paid such amounts for distribution by the series or the Trust in accordance with the terms hereof; and

5. The foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied, the Shares are sold, transferred, redeemed or in any way disposed of and notwithstanding that the agreements in respect of such Claims and Shares are terminated, rescinded or canceled.

(d) Tax Liability. The Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any Basket made pursuant to this Agreement, regardless of whether or not such tax or charge is imposed directly on the Authorized Participant. To the extent the Sponsor or the Trust is required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

Section 10. Acknowledgment. The Authorized Participant acknowledges receipt of (i) a copy of the Trust Agreement and (ii) the current Prospectus and represents that it has reviewed and understands such documents.

Section 11. Effectiveness and Termination. Upon the execution of this Agreement by the parties hereto, this Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any party upon thirty (30) days prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a) hereof; (ii) upon notice to the Authorized Participant by the Sponsor in the event of a breach by the Authorized Participant of this Agreement or the procedures described or incorporated herein; (iii) immediately in the circumstances described in Section 17(j) hereof; or (iv) at such time as the Trust is terminated pursuant to the Trust Agreement. For avoidance of doubt, the termination of this Agreement with respect to one Fund does not affect the status of this Agreement with respect to the other Funds.

Section 12. Marketing Materials; Representations Regarding Shares; Identification in Registration Statement.

(a) The Authorized Participant represents, warrants and covenants that (i), without the written consent of the Sponsor, the Authorized Participant shall not make, or permit any of its representatives to make, any representations concerning the Shares or any AP Indemnified Party other than representations contained (A) in the then-current Prospectus, (B) in printed information approved by the Sponsor as information supplemental to such Prospectus or (C) in any promotional materials or sales literature furnished to the Authorized Participant by the Distributor or the Sponsor, and (ii) the Authorized Participant shall not furnish or cause to be furnished to any person or display or publish any information or material relating to the Shares, any AP Indemnified Person or the Trusts that are not consistent with the Trusts’ then current Prospectus. Copies of the then current Prospectus and any such printed supplemental information will be supplied by, or caused to be supplied by, the Distributor to the Authorized Participant in reasonable quantities upon request.

(b) The Distributor may deliver electronically a single prospectus, annual or semi-annual report or other shareholder information (each, a “Shareholder Document”) to persons who have effectively consented to such electronic delivery. The Distributor will deliver Shareholder Documents electronically by sending consenting persons an e-mail message informing them that the applicable Shareholder Document has been posted and is available on the Fund’s website, www.direxionshares.com, and providing a hypertext link to the document. The electronic versions of the Shareholder Documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

By signing this Agreement, the Authorized Participant hereby consents to the foregoing electronic delivery of all Shareholder Documents to the e-mail address set forth on the signature page attached to this Agreement. The Authorized Participant further understands and agrees that unless such consent is revoked, the Participant can obtain access to the Shareholder Documents from the Distributor only electronically. The Authorized Participant can revoke the consent to electronic delivery of Shareholder Documents at anytime by providing written notice to the Distributor. The Authorized Participant agrees to maintain the e-mail address set forth on the signature page to this Agreement and further agrees to promptly notify the Distributor if its e-mail address changes. The Authorized Participant understands that it must have continuous Internet access to access all Shareholder Documents.

(c) For as long as this Agreement is effective, the Authorized Participant agrees to be identified as an authorized participant of the Trust (i) in the section of the Prospectus entitled “Creation and Redemption of Shares” and in any other section as may be required by the SEC and (ii) on the Trust’s website. Upon the termination of this Agreement, (i) the Sponsor shall remove such identification from the Prospectus in the amendment of either the Registration Statement or a supplement to the Prospectus, as applicable, next occurring after the date of the termination of this Agreement and (ii) the Sponsor shall promptly update each Trust’s website to remove any identification of the Authorized Participant as an authorized participant of the Trust.

(d) The Authorized Participant agrees to comply with the prospectus and disclosure delivery requirements of the federal securities and commodities laws. In connection therewith, the Authorized Participant will provide each prospective purchaser of a Fund with a copy of the Fund’s prospectus.

Section 13. Certain Representations, Warranties and Covenants of the Sponsor. The Sponsor and the Trust, each covenants and agrees, as applicable:

(a) that (i) the Registration Statement and the Prospectus contained therein conform in all material respects to the requirements of the 1933 Act and the rules and regulations of the SEC thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the sale and distribution of the Shares as contemplated herein will not conflict with or result in a breach or violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, and (iii) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency is required for the issuance of the Shares, except registration of the Shares under the 1933 Act.

(b) to notify the Authorized Participant and the Distributor promptly of the happening of any event during the term of this Agreement which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the expense of the Trust, as applicable, to the Authorized Participant promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

(c) to deliver to the Authorized Participant, (i) at the time of purchase of the initial Basket of a Fund by the Fund’s initial Authorized Participant, and (ii) if requested by the Authorized Participant, at the time of purchase of the first Basket of a Fund subsequent to the registration of additional Shares of the Fund, an Officer’s Certificate by duly authorized officers of the Sponsor in the form attached hereto as Exhibit C.

In addition, any certificate signed by any officer of the Sponsor and delivered to the Authorized Participant or counsel for the Authorized Participant pursuant hereto shall be deemed to be a representation and warranty by the Sponsor to the Authorized Participant as to matters covered thereby.

Section 14. Third Party Beneficiaries. Each AP Indemnified Party, to the extent it is not a party to this Agreement, is a third-party beneficiary of this Agreement (each, a “Third Party Beneficiary”) and may proceed directly against the Authorized Participant (including by bringing proceedings against the Authorized Participant in its own name) to enforce any obligation of the Authorized Participant under this Agreement which directly or indirectly benefits such Third Party Beneficiary.

Section 15. Force Majeure. No party to this Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Agreement by reason of any cause beyond its reasonable control. This includes any Act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason to perform its obligations.

Section 16. Ambiguous Instructions. If a Creation/Redemption Order Form otherwise in good form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Distributor will attempt to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Order, then the Order shall be accepted and processed. If an Authorized Person contradicts the Order terms, the Order shall be deemed invalid, and a corrected Order must be received by the Distributor not later than the earlier of: (i) within 15 minutes of such contact with the Authorized Person; or (ii) the Order Cut-Off Time. If the Distributor is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the terms of the telephone information. In the event that an Order contains terms that are illegible, the Order shall be deemed invalid and the Distributor will attempt to contact one of the Authorized Persons of the Authorized Participant to request retransmission of the Order. A corrected Order must be received by the Distributor not later than the earlier of (i) within 15 minutes of such contact with the Authorized Person or (ii) the Order Cut-Off Time, as the case may be.

Section 17. Miscellaneous.

(a) Amendment and Modification. This Agreement, the Procedures and the Exhibits hereto may be amended, modified or supplemented by the Trusts and the Sponsor, without consent of any Beneficial Owner or Authorized Participant from time to time by the following procedure. After the proposed amendment, modification or supplement has been agreed to, the Sponsor shall mail a copy of the proposed amendment, modification or supplement to the Authorized Participant. For the purposes of this Agreement, mail shall be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system. Within ten (10) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms.

(b) Waiver of Compliance. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(c) Notices. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, electronic mail, telegram or telephonic facsimile or similar means of same day delivery (transmission confirmation received), with a confirming copy by regular mail, postage prepaid. Unless otherwise notified in writing, all notices to the Trusts shall be given or sent to the Sponsor and, if applicable, the Distributor. All notices shall be directed to the address or telephone or facsimile numbers or electronic mail addresses indicated below the signature line of the parties on the signature page hereof.

(d) Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(e) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion, or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Agreement and except that the Sponsor may delegate its obligations hereunder to the Distributor or the Administrator by notice to the Authorized Participant. The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change. Any purported assignment in violation of the provisions hereof shall be null and void. Notwithstanding the foregoing, this Agreement shall be automatically assigned to any successor trustee or Sponsor at such time such successor qualifies as a successor trustee or Sponsor under the terms of the Trust Agreement.

(f) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware conflict of laws principles) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party’s address for purposes of notices hereunder.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

(h) Interpretation. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

(i) Entire Agreement. This Agreement and the Trust Agreement, along with any other agreement or instrument delivered pursuant to this Agreement and the Trust Agreement, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof, provided, however, that the Authorized Participant shall not be deemed by this provision to be a party to the Trust Agreement.

(j) Severance. If any provision of this Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra-national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the Sponsor determines in its discretion that the provision of this Agreement that was held invalid, illegal or unenforceable does affect the validity, legality or enforceability of one or more other provisions of this Agreement, and that this Agreement should not be continued without the provision that was held invalid, illegal or unenforceable, and in that case, upon the Sponsor’s notification of the trustee of such a determination, this Agreement shall immediately terminate and the Sponsor shall so notify the Authorized Participant immediately.

(k) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(l) Survival. Sections 8 (Indemnification) and 14 (Third Party Beneficiaries) hereof shall survive the termination of this Agreement.

(m) Other Usages. The following usages shall apply in interpreting this Agreement: (i) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) “including” means “including, but not limited to.”

[Signature Page Follows]

IN WITNESS WHEREOF, the Authorized Participant and the Sponsor, on behalf of itself and the Trust, have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

Direxion Asset Management, LLC, Sponsor of

Direxion Shares ETF Trust II

By:

Name:

Title:

Address:

Telephone:

Facsimile:

E-mail:

[Name of Authorized Participant]

By:

Name:

Title:

Address:

Telephone:

Facsimile:

E-mail:

SCHEDULE A

Funds

Direxion Daily Gold Bull 3X Shares

Direxion Daily Gold Bear 3X Shares

Direxion Daily Gold Bear 1X Shares

Direxion Daily Silver Bull 3X Shares

Direxion Daily Silver Bear 3X Shares

Direxion Daily Silver Bear 1X Shares

Direxion Daily Japanese Yen Bull 3X Shares

Direxion Daily Japanese Yen Bear 3X Shares

Direxion Daily Dollar Bull 3X Shares

Direxion Daily Dollar Bear 3X Shares

Direxion Daily Euro Bull 3X Shares

Direxion Daily Euro Bear 3X Shares

EXHIBIT A

FORM OF CERTIFIED AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Participant Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Participant Agreement (as hereinafter defined).

Authorized Participant:

Name:	Name:

Title:	Title:

Signature:	Signature:

E-mail:	E-mail:

Phone:	Phone:

Name:	Name:

Title:	Title:

Signature:	Signature:

E-mail:	E-mail:

Phone:	Phone:

The undersigned,                                         [name],                                         [title] of                                          [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Participant Agreement by and among [name of Authorized Participant], Direxion Shares ETF Trust II, and Direxion Asset Management, LLC, dated                         , 2010 (the “Participant Agreement”), and that their signatures set forth above are their own true and genuine signatures.

In Witness Whereof, the undersigned has hereby has caused this Agreement to be executed on the date set forth below.

By:

Name:

Title:

Date:

2

EXHIBIT B

CREATION/REDEMPTION ORDER FORMS

(form to be provided)

3

EXHIBIT C

DIREXION SHARES ETF TRUST II

OFFICER’S CERTIFICATE

The undersigned, a duly authorized officer of Direxion Asset Management, LLC, a New York limited liability company, the Sponsor (the “Sponsor”) of the Direxion Shares ETF Trust II (the “Trust”), and each of the series of the Trust (each, a “Fund” and collectively, the “Funds”) and pursuant to Section 13(c) of the Participant Agreement (the “Participant Agreement”), dated as of                  2010, as amended from time-to-time, by and among the Sponsor, the Trust and                  (the “Authorized Participant”), hereby certify that:

1.	Each of the following representations and warranties of the Sponsor is true and correct in all material respects as of the date hereof:

(a)	the Prospectus in the form filed with the Securities and Exchange Commission (the “SEC”) under rule 424 of the Securities Act of 1933, as amended (the “1933 Act”) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the currently effective registration statement of the Trust on Form S-1 or S-3, if applicable (collectively, the “Registration Statement”) and the Prospectus comply in all material respects with the requirements of the 1933 Act; any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; the conditions to the use of Form S-1 or S-3, if applicable, have been satisfied; and the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no warranty or representation with respect to any statement contained in the Registration Statement or any Prospectus in reliance upon and in conformity with information concerning the Authorized Participant and furnished in writing by or on behalf of the Authorized Participant to the Sponsor expressly for use in the Registration Statement or such Prospectus;

(b)

the Trust has been duly formed and is validly existing as a statutory trust under the laws of the State of Delaware, as described in the Registration Statement and the Prospectus, and the Declaration of Trust and Trust Agreement of the Trust (collectively, the “Trust Agreement”) authorizes the Sponsor or its agents to issue and deliver the units of fractional undivided beneficial interest in and ownership of the Funds (the “Shares”)

4

to the Authorized Participant hereunder as contemplated in the Registration Statement and the Prospectus;

(c)	the Sponsor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of New York, with full power and authority to conduct its business as described in the Registration Statement and the Prospectus, and has all requisite power and authority to execute and deliver the Participant Agreement;

(d)	the Sponsor is duly qualified and is in good standing in each jurisdiction where the conduct of its business requires such qualification; and the Trusts are not required to so qualify in any jurisdiction;

(e)	complete and correct copies of the Trust Agreement, and any and all amendments thereto, have been delivered to the Authorized Participant, and no changes thereto have been made;

(f)	the outstanding Shares have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

(g)	the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the holders of the Shares will not be subject to personal liability by reason of being such holders;

(h)	the Participant Agreement has been duly authorized, executed and delivered by the Trust and the Sponsor and constitutes the valid and binding obligations of the Trust and the Sponsor, enforceable against the Trust and the Sponsor in accordance with its terms;

(i)

neither the Sponsor nor the Trust is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective constitutive documents, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Sponsor or the Trust is a party or by which either of them or any of their properties may be bound or affected, and the execution, delivery and performance of the Participant Agreement, the issuance and sale of Shares to the Authorized Participant thereunder and the consummation of the transactions contemplated hereby does not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), respectively, the limited liability

5

company agreement of the Sponsor or the Trust Agreement, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which, respectively, the Sponsor or the Trust is a party or by which the Sponsor or the Trust or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Sponsor or the Trust;

(j)	no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of Shares to the Authorized Participant hereunder or the consummation by the Sponsor or the Trust of the transactions contemplated hereunder other than registration of the Shares under the 1933 Act, which has been effected, and any necessary qualification under the securities laws of the various jurisdictions in which the Shares are being offered or under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”);

(k)	except as set forth in the Registration Statement and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Trust to issue or sell to it any Shares or other equity interests of the Trust, and (ii) no person has the right to act as an underwriter or as a financial advisor to the Trust in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), and (ii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Sponsor on behalf of the Trust or the Trust to register under the 1933 Act any other equity interests of the Trust, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

(l)	each of the Sponsor and the Trust have all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Sponsor nor the Trust is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Sponsor or the Trust;

(m)	all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of

6

a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed as required;

(n)	except as set forth in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which the Sponsor or the Trust, or any of the Sponsor’s directors or officers, is or would be a party or of which any of their respective properties are or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

(o)	[ ] whose report on the audited financial statements of the Trusts are filed with the SEC as part of the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act;

(p)	the audited financial statement(s) included in the Prospectus, together with the related notes and schedules, presents fairly the financial position of the Trust as of the date indicated and has been prepared in compliance with the requirements of the 1933 Act and in conformity with generally accepted accounting principles; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required; and the Trust do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

(q)	subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change affecting the Sponsor or the Trust, (ii) any transaction which is material to the Sponsor or the Trust taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Sponsor or the Trust, which is material to the Trust, (iv) any change in the Shares purchased by the Authorized Participant or outstanding indebtedness of the Sponsor or the Trust or (v) any distribution of any kind declared, paid or made on such Shares;

(r)	the Trust is not and, after giving effect to the offering and sale of the Shares, will not be required to be registered as an investment company under the Investment Company Act;

(s)

except as set forth in the Registration Statement and the Prospectus, the Sponsor and the Trust own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by

7

them or which are necessary for the conduct of their respective businesses, (collectively, “Intellectual Property”); (i) to the knowledge of the Sponsor or the Trust, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Sponsor or the Trust; (ii) to the knowledge of the Sponsor or the Trust, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the knowledge of the Sponsor or the Trust, threatened action, suit, proceeding or claim by others challenging the Sponsor’s or the Trust’s rights in or to any Intellectual Property, and the Sponsor and the Trust are unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Sponsor or the Trust, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Sponsor and the Trust are unaware of any facts which could form a reasonable basis for any such claim; and (v) there is no pending or, to the knowledge of the Sponsor or the Trusts, threatened action, suit, proceeding or claim by others that the Sponsor or the Trust infringe or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Sponsor and the Trust are unaware of any facts which could form a reasonable basis for any such claim;

(t)	all tax returns required to be filed by the Trust have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid; and no tax returns or tax payments are due with respect to the Trust as of the date of the Participant Agreement;

(u)	neither the Sponsor nor the Trust have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Sponsor or the Trust or any other party to any such contract or agreement;

(v)	with respect to its activities on behalf of the Trust, as provided for in the Trust Agreement, the Sponsor maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the Trust Agreement and the Sponsor’s duties thereunder; (ii) transactions with respect to the Trust are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) assets are held for the Trust in accordance with the Trust Agreement;

8

(w)	on behalf of the Trust, the Sponsor has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Securities and Exchange Act of 1934, as amended (the “1934 Act”), giving effect to the rules and regulations, and SEC staff interpretations (whether or not public), thereunder; such disclosure controls and procedures are designed to ensure that material information relating to the Trust, are made known to the Sponsor, and such disclosure controls and procedures are effective to perform the functions for which they were established; on behalf of the Trust, the Sponsor has been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Trust’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Trust’s internal controls; any material weaknesses in internal controls have been identified for the Trust’s auditors;

(x)	any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Sponsor believes to be reliable and accurate, and the Sponsor has obtained the written consent to the use of such data from such sources to the extent required; and

(y)	neither the Sponsor, nor any of the Sponsor’s directors, members, managers, officers, affiliates or controlling persons nor the Trustee has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any security or asset of the Trust to facilitate the sale or resale of the Shares; and there are no affiliations or associations between any member of FINRA and any of the Sponsor’s officers, directors or 5% or greater security holders, except as set forth in the Registration Statement and the Prospectus.

For purposes hereof, the term “Registration Statement” shall mean the Registration Statement as amended or supplemented from time to time to the date hereof and the term “Prospectus” shall mean the Prospectus as amended or supplemented from time to time to the date hereof.

2.	Each of the obligations of the Sponsor to be performed by it on or before the date hereof pursuant to the terms of the Participant Agreement, and each of the provisions thereof to be complied with by the Sponsor on or before the date hereof, has been duly performed and complied with in all material respects.

Capitalized terms used, but not defined herein shall have the meanings assigned to such terms in the Participant Agreement.

[SIGNATURE PAGE TO FOLLOW]

9

IN WITNESS WHEREOF, we have hereunto, on behalf of the Sponsor, subscribed our names this             day of             , 2013.

By:
Name:
Title:

10